SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, For Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           Troy Financial Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined)

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[  ] Fee paid previously with preliminary proxy materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

     (2) Form, Schedule or Registration Statement no.:

     (3) Filing Party:

     (4) Date Filed:

[GRAPHIC -- TROY FINANCIAL CORPORATION LOGO]


                           TROY FINANCIAL CORPORATION
                                32 Second Street
                              Troy, New York 12180




                                 August 27, 1999

Dear Stockholder:

         You are cordially invited to attend the Special Meeting of Stockholders of Troy Financial Corporation to be held on Friday, October 1, 1999 at 10:00 a.m., at The Troy Savings Bank Music Hall, 32 Second Street, Troy, New York 12180. I hope that you will be able to join us.

         At this meeting you will be asked to vote, in person or by proxy, to approve and adopt our Long-Term Equity Compensation Plan and to act on such other business as may properly come before the meeting.

         The Notice of Special Meeting and Proxy Statement accompanying this letter describe the business to be transacted at the meeting.

         It is important that your shares be represented at the meeting, regardless of the number you may hold. Whether or not you plan to attend the meeting in person, please sign, date and return the enclosed proxy card as soon as possible. If you attend the meeting and desire to vote in person, you may do so even though you have previously returned a proxy to us.

         Thank you.  We look forward to seeing you at the meeting.

                                                     Sincerely,

                                                     /s/Daniel J. Hogarty, Jr.

                                                     Daniel J. Hogarty, Jr.
                                                     Chairman of the Board,
                                                     President and
                                                     Chief Executive Officer

                           TROY FINANCIAL CORPORATION
                                32 SECOND STREET

                              TROY, NEW YORK 12180

                                 (518) 270-3200

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON OCTOBER 1, 1999

         NOTICE IS HEREBY GIVEN that the Special Meeting of Stockholders of Troy Financial Corporation will be held on Friday, October 1, 1999 at 10:00 a.m., at The Troy Savings Bank Music Hall, 32 Second Street, Troy, New York 12180, for the following purposes:

         1.   To  approve  the  Troy  Financial   Corporation  Long-Term  Equity
              Compensation Plan, and

         2. To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

         The board of directors has fixed the close of business on August 25, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting. Only holders of record of Troy Financial Corporation common stock, par value $.0001 per share, at the close of business on that date will be entitled to notice of and to vote at the Special Meeting or any adjournments or postponements thereof.

                                          By Order of the Board of Directors,

                                          /s/Daniel J. Hogarty, Jr.

                                          Daniel J. Hogarty, Jr.
                                          Chairman of the Board,
                                          President and
                                          Chief Executive Officer

Troy, New York
August 27, 1999


--------------------------------------------------------------------------------
YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR PROXY PROMPTLY. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING AND DESIRE TO VOTE IN PERSON, YOU MAY DO SO EVEN THOUGH YOU HAVE PREVIOUSLY RETURNED YOUR PROXY.
--------------------------------------------------------------------------------

                           TROY FINANCIAL CORPORATION
                                32 SECOND STREET

                              TROY, NEW YORK 12180

                                 (518) 270-3200

                                 PROXY STATEMENT
                         SPECIAL MEETING OF STOCKHOLDERS

                                 August 27, 1999

Proxy Solicitation

         Troy Financial Corporation, a Delaware corporation, is furnishing this Proxy Statement and the accompanying Notice of Special Meeting and proxy card to the holders of its common stock, in connection with the solicitation of proxies by the board of directors for use at the Special Meeting of Stockholders, and any adjournment or postponement of the meeting. The special meeting will be held at The Troy Savings Bank Music Hall, 32 Second Street, Troy, New York 12180, on Friday, October 1, 1999 at 10:00 a.m. The board of directors has called the special meeting for the purposes described in the Notice of Special Meeting. In this proxy statement, the terms "we," "our," "us," or similar terms refer to Troy Financial Corporation.

         We will bear the cost of soliciting proxies. In addition to the solicitation of proxies by mail, our directors, officers and regular employees, without extra remuneration, may solicit proxies personally, by telephone, telegram, or otherwise. We will request persons, firms and corporations holding shares in their name or in the names of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from the beneficial owners and will reimburse the holders for their reasonable expenses in doing so.

         This proxy statement and the enclosed proxy are first being mailed to the stockholders on or about August 31, 1999.

Voting and Revocability of Proxies

         If you properly sign and return the enclosed proxy to us and do not revoke it prior to its use, your shares will be voted at the special meeting in accordance with your instructions on the proxy. Executed but unmarked proxies that are timely received and not subsequently revoked will be voted FOR the approval and adoption of our Long-Term Equity Compensation Plan. If any other matters are properly brought before the special meeting, proxies will be voted in the discretion of the proxy holders. We are not aware of any such matters that are proposed to be presented at the special meeting.

         The board of directors has fixed the close of business on August 25, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at the special meeting. On the record date, there were approximately 6,639 holders of common stock. The number of shares of common stock outstanding on the record date was 12,139,021. Each outstanding share of common stock entitles its holder to one vote on each matter presented to the stockholders.

         The presence, in person or by proxy, of holders of at least a majority of the common stock issued and outstanding and entitled to vote at the meeting is necessary to constitute a quorum at the special meeting. Stockholders' votes will be tabulated by the person appointed by the board of directors to act as inspector of election for the special meeting.

         Under the rules and regulations of the New York Banking Board and the Federal Deposit Insurance Corporation, the affirmative vote of a majority of the total votes eligible to be cast at the special meeting is required to approve our Long-Term Equity Compensation Plan (the "Plan"). These regulations are applicable to management stock benefit plans, such as the Plan, which are established by a savings bank or its holding company sooner than one year after the savings bank's mutual to stock conversion. If approved by stockholders, the Plan will take effect on the date of the special meeting.

         Under other applicable laws, the affirmative vote of the holders of at least a majority of the votes present and entitled to vote at the special meeting at which a quorum is present would ordinarily be sufficient for approval of the Plan. In the event that less than a majority of the total votes eligible to be cast at the special meeting, but at least a majority of the votes present and entitled to vote at the special meeting, vote in favor of approval, the Plan will be considered approved, but it will not be established or implemented and no grants or awards will be made before March 31, 2000, which is the first anniversary of Troy Savings' conversion.

         Abstentions and broker non-votes will be treated as shares that are present, or represented, and entitled to vote for purposes of determining the presence of a quorum at the special meeting. Broker non-votes will not be counted as a vote cast or entitled to vote on any matter presented at the special meeting. A broker "non-vote" occurs when a nominee holding shares for a beneficial holder does not have discretionary voting power and does not receive voting instructions from the beneficial owner. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

         A stockholder who has given a proxy may revoke it at any time prior to its exercise at the special meeting by (1) giving written notice of revocation to our Corporate Secretary, (2) properly submitting to us a duly executed proxy bearing a later date, or (3) voting in person at the special meeting. All written notices of revocation or other communications with respect to the revocation of proxies should be addressed as follows: Troy Financial Corporation, 32 Second Street, Troy, New York 12180, Attention: Corporate Secretary.

Security Ownership of Directors, Executive Officers, Key Employees and Certain Beneficial Owners

         The following table shows information regarding the beneficial ownership of our common stock as of August 25, 1999 by (1) any person known to us to be the beneficial owner of more than 5% of our common stock, (2) each director, (3) the executive officers named in the Summary Compensation Table under "Executive Compensation" (the "Named Executive Officers") and (4) all directors and executive officers as a group.

         The information shown below regarding beneficial ownership of our common stock has been presented in accordance with the rules of the Securities and Exchange Commission (the "SEC") and is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership of common stock includes any shares as to which a person has the sole or shared voting power or investment power and also any shares of which a person has the right to acquire beneficial ownership within 60 days as of the date shown below through the exercise of any stock option, warrant, or conversion or other right.

                                                                    Amount and
                                                                     Nature of
                                                                    Beneficial              Percentage
Name and Address of Beneficial Owner (a)                           Ownership (b)           Of Ownership
----------------------------------------                           -------------           ------------
Employee Stock Ownership Plan                                        971,121               8.0%

Daniel J. Hogarty, Jr.                                               100,440 (c)           *
  Chairman of the Board, President and Chief Executive Officer

George Arakelian                                                     120,000 (d)           *
  Director

Richard B. Devane                                                      2,000               *
  Director

Michael E. Fleming                                                    30,000 (e)           *
  Director

Willie Anderson Hammett                                               17,646 (f)           *
  Director

Thomas B. Healy                                                       50,000 (g)           *
  Director

Keith D. Millsop                                                      40,000               *
  Director

Edward G. O'Haire                                                     40,127 (h)           *
  Director

Marvin L. Wulf                                                        16,349 (i)           *
  Director

Kevin M. O'Bryan                                                      10,369 (j)           *
  Senior Vice President and Secretary

All directors and executive officers as a group (10 persons)         426,931               3.5%

----------
*  Less than 1%.

(a) Unless otherwise indicated, the address of each beneficial owner listed above is c/o Troy Financial Corporation, 32 Second Street, Troy, New York 12180.

(b) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner of a security for purposes of the Rule if such person has or shares voting power or investment power with respect to such security or has the right to acquire beneficial ownership at any time within 60 days. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares.

(c) Mr. Hogarty's share ownership includes 50,440 shares held by Mr. Hogarty's spouse, as to which Mr. Hogarty disclaims beneficial interest, 24,014 shares held in a 401(k) plan and 25,986 shares held in Mr. Hogarty's Individual Retirement Account ("IRA").

(d) Mr. Arakelian's share ownership includes 50,000 shares held by Mr. Arakelian's spouse, as to which Mr. Arakelian disclaims beneficial interest, and 50,000 shares held in Mr. Arakelian's IRA. It also includes 20,000 shares held by Standard Manufacturing Co., Inc. of which Mr. Arakelian is President and Chairman of the Board.

(e) Dr. Fleming's share ownership includes 15,000 shares held in Dr. Fleming's IRA.

(f) Mr. Hammett's share ownership includes 11,416 shares held in an IRA for the benefit of Mr. Hammett's spouse, as to which Mr. Hammett disclaims beneficial interest, and 730 shares held in Mr. Hammett's IRA.

(g)   Mr. Healy's share ownership includes 28,200 shares held in Mr. Healy's
      IRAs.

(h) Mr. O'Haire's share ownership includes (i) 16,000 shares held by Mr. O'Haire's spouse and 2,727 shares held in an IRA for the benefit of Mr. O'Haire's spouse, as to which Mr. O'Haire disclaims beneficial interest,
      (ii) 18,200 shares held in Mr. O'Haire's IRA, and (iii) 3,000 shares held by Ryan & O'Haire Agency. Mr. O'Haire serves as president of Ryan & O'Haire Agency and, as such, is deemed to exercise beneficial ownership over Ryan & O'Haire Agency's shares.

(i) Mr. Wulf's share ownership includes 5,000 shares held by Mr. Wulf's spouse, as to which Mr. Wulf disclaims beneficial interest, and 11,349 shares held in Mr. Wulf's IRAs.

(j) Mr. O'Bryan's share ownership includes 200 shares held by Mr. O'Bryan's son, as to which Mr. O'Bryan disclaims beneficial interest, and 10,169 shares held in a 401(k) plan.

Compensation of Directors

         Directors of Troy Savings receive fees of $1,375 per board meeting attended and fees ranging from $250 to $850 per committee meeting attended, depending on the type of committee. No separate fees are paid to directors in their role as directors of Troy Financial. Troy Financial and Troy Savings intend to engage a compensation consultant to study the level and structure of compensation paid to the directors, as compared to similarly situated publicly traded financial institutions and, upon review of such study, may revise the amount of fees paid to such directors.

Executive Compensation

         The following table sets forth the cash and certain other compensation paid by Troy Savings for services rendered in all capacities during the year ended September 30, 1998, to the President and Chief Executive Officer and the other executive officer who received compensation in excess of $100,000.

                                                                                  Long Term
                                                                             Compensation Awards
                                                                       ---------------------------------
                                        Annual Compensation(1)           Restricted
Name and                          ----------------------------------        Stock                             All Other
Principal Positions               Year      Salary ($)     Bonus ($)    Awards ($)(2)   Options (#)(2)     Compensation(3)
-------------------               ----      ----------     ---------    -------------   --------------     ---------------
Daniel J. Hogarty, Jr......       1998      $577,967(4)        -              -                -               $10,000
     President and Chief
     Executive Officer

Kevin M. O'Bryan...........       1998      $154,048           -              -                -               $ 8,789
     Senior Vice President,
     Chief Credit Officer
     and Secretary

----------------
(1) For fiscal year ended September 30, 1998, there were no perquisites with an aggregate value for any named individual in excess of the lesser of $50,000 or 10% of the individual's salary and bonus or other annual compensation not categorized as salary or bonus.

(2) As a mutual institution until March 31, 1999, Troy Savings did not have any stock based plans.

(3)    Reflects matching contributions made by Troy Savings under a 401(k) plan.

(4)    Includes deferred compensation of $98,000.

Benefit Plans

         Employment and Employment Protection Agreements

         Troy Financial and Troy Savings have entered into employment agreements with three executive officers, including Messrs. Hogarty and O'Bryan (the "Employment Agreements") and employment protection agreements with six other officers (the "Employment Protection Agreements").

         The following summarizes the principal terms of the Employment
Agreements:

            o  term -- initial three-years, with possible year-to-year renewals;

            o specified annual salary, plus annual cost of living and merit increases;

            o  discretionary bonuses;

            o  participation in all benefit and compensation plans; and

            o  car or automobile allowance.

As of September 30, 1998, the base salaries for Messrs. Hogarty and O'Bryan were $600,000 and $160,000, respectively.

         Troy Financial and Troy Savings may terminate an executive officer's employment at any time during the term of an Employment Agreement. Unless the termination is for "cause" (as defined in the Employment Agreement), Troy Financial and Troy Savings will be required to pay the following amounts to the executive officer:

           o three times the executive officer's annual base salary plus bonus; and

           o the value of the additional retirement benefits that the executive officer would have been entitled to receive under Troy Savings' qualified benefit plans and Supplemental Retirement and Benefits Restoration Plan ("Supplemental Plan") if the executive officer had continued to be employed for three years.

The foregoing amounts will be paid in a lump sum. Troy Financial and Troy Savings will also provide the terminated executive:

            o  insurance and other non-pension benefits for three years;

            o  outplacement services; and

            o  indemnification and director and officer liability insurance.

         In addition, following a termination without cause, the executive officer will be fully vested, except to the extent limited by applicable regulations, in:

            o  stock options;

            o shares of common stock, which may be subject to vesting restrictions ("Restricted Stock");

            o  the Supplemental Plan; and

            o  any other benefit that would otherwise be forfeited.

         If an executive officer terminates his employment with "good reason" (as defined in the Employment Agreement), the above provisions will also apply, as if Troy Financial and Troy Savings had terminated his employment without cause.

         If the executive officer is subject to the federal excise tax imposed on excess parachute payments, Troy Financial and Troy Savings will pay to the executive officer a gross-up amount sufficient, after all taxes, to pay the excise tax and any interest and penalties. However, if making the gross-up payment would not produce a net after-tax benefit to the executive officer of at least $50,000 more than the amount the executive officer could receive without triggering the excise tax, the amounts payable to the executive officer will be reduced as necessary to avoid the excise tax.

         After termination, the executive officer cannot have any other employment during a specified noncompetition period with a substantial competitor (as defined in the Employment Agreements) of Troy Savings or Troy Financial if:

            o the executive officer terminates his employment without consent and without good reason, or

            o Troy Financial and Troy Savings terminate the officer's employment for cause.

The noncompetition period is one year or the remaining term of the agreement plus six months, whichever is less. The Employment Agreements also contain provisions relating to unauthorized disclosure of confidential information and return of written materials upon termination of employment.

         The principal terms of the Employment Protection Agreements are:

            o term -- initially three-years, with possible renewals;

            o no severance or other compensation is payable following
              termination of employment except in the context of a change of control;

            o severance is payable if, either before and in connection with a change of control, or within up to two years after a change of control, Troy Financial and Troy Savings terminate the officer's employment without cause (as defined in the Employment Protection Agreement), or the officer terminates employment with "good reason" (as defined in the Employment Protection Agreement);

            o severance amount is two times the officer's annual salary;

            o if severance is payable, employee welfare benefits continue for two years after the termination;

              and

            o except to the extent limited by applicable regulations, stock options, Restricted Stock and other equity compensation arrangements, and deferred compensation and other employee benefits that would otherwise be forfeited are fully vested.

However, severance and other benefits, including accelerated vesting, will be limited to the maximum amount that can be paid to the officer without constituting an "excess parachute payment" under the Internal Revenue Code (the "IRC").

         For purposes of the Employment Protection Agreements, a "change of control" means any of the following:

           o the acquisition by any individual, entity or group (a "Person") of beneficial ownership of 20% or more of either the outstanding shares of Troy Financial's common stock, or the combined voting power of Troy Financial's outstanding voting securities that are entitled to vote generally in the election of directors ("Voting Securities"), except that the following will not constitute a change of control:

                  (1) any acquisition directly from Troy Financial,

                  (2) any acquisition by Troy Financial,

                  (3) any acquisition by any employees benefit plan or trust of
                      Troy Financial or Troy Savings, or

                  (4) any acquisition pursuant to a transaction that complies with clauses (a), (b) and (c) of the second bullet below.

           o individuals who, as of the conversion, constituted the "Incumbent Board" (as defined therein) cease for any reason to constitute at least a majority of Troy Financial's Board of Directors;

           o a reorganization, merger or consolidation or sale or other disposition of all or substantially all of Troy Financial's assets or Troy Financial's acquisition of the stock or assets of another entity (a "Business Combination"), unless:

         (a) the beneficial owners of Troy Financial's outstanding common stock and Voting Securities, respectively, beneficially own, directly or indirectly, more than 50% of, respectively, the outstanding shares of common stock (the "Resulting common stock") and the combined voting power of the outstanding voting securities entitled to vote generally in the election of directors (the "Resulting Voting Securities"), as the case may be, of the corporation resulting from the Business Combination (the "Resulting Corporation") in substantially the same proportions as before,

         (b) no Person, excluding any employee benefit plan or trust of Troy Financial or Troy Savings or of the Resulting Corporation, beneficially owns, directly or indirectly, 20% or more of the Resulting common stock or the combined voting power of the Resulting Voting Securities, except to the extent of the Person's ownership before the Business Combination, and

         (c) at least a majority of the members of the board of directors of the Resulting Corporation were members of the Incumbent Board; or

         o approval by Troy Financial's stockholders of a complete liquidation or dissolution of Troy Financial.

         Defined Benefit Pension Plan. Troy Savings maintains a non-contributory defined benefit pension plan covering substantially all of its full-time salaried employees (the "Pension Plan"). A participant is 100% vested after five years of service, upon attaining normal retirement age or upon a change of control (as defined above).

         The normal retirement benefit (generally at age 65) is based on the participant's highest three-year average annual base earnings during the participant's final 10 years of participation, subject to a limitation on the amount of compensation that can be taken into account under the IRC. The annual benefit provided to a participant at normal retirement age is:

          o 2% of average annual earnings, times years of credited service, up to 32.5 years, plus .4% of average annual earnings that exceed 50% of the Social Security wage base, times years of

          o   credited service, up to 30 years.

         An unreduced annual retirement benefit, calculated in the same manner as described above, will be provided to a participant who:

          o is eligible for an early retirement benefit (generally age 60 with five years of service or age 55 with 10 years of service) and elects to defer the payment of the benefit to normal retirement age;

          o has attained age 60 and completed 30 years of service, or attained age 62 and completed 25 years of service, and elects to receive payment of the benefit before normal retirement age; or

          o   postpones annual benefits beyond normal retirement age.

If a participant begins receiving early retirement benefits before satisfying the foregoing age and service requirements, his benefits will be actuarially reduced.

         The Pension Plan also provides a surviving spouse benefit if the participant dies before retirement or other termination of employment with a vested retirement benefit.

         The following table sets forth, as of September 30, 1998, estimated annual pension benefits for individuals at age 65 payable in the form of a life annuity under the most advantageous plan provisions for various levels of compensation and years of service. The figures in this table are based upon the assumption that the Pension Plan continues in its present form and do not reflect Social Security benefits and benefits payable under the ESOP. At September 30, 1998, the estimated years of credited service of Messrs. Hogarty and O'Bryan were 13 and 23 years, respectively.

                                                                            Years of service
  Final                                           ------------------------------------------------------------------
 average
 salary                                              15             20            25             30            35
----------                                        --------       --------      --------       --------       -------
$75,000................................            $24,948       $33,264        $41,580       $49,896        $53,646
100,000................................             33,948        45,264         56,580        67,896         72,896
125,000................................             42,948        57,264         71,580        85,896         92,146
150,000................................             51,948        69,264         86,580       103,896        111,396
160,000 and above (1)..................             55,548        74,064         92,580       111,096        119,096

--------------

(1) For the 1998 plan year, the maximum compensation under IRC Section 401(a)(17) is limited to $160,000.


         Supplemental Retirement and Benefit Restoration Plan

         Troy Savings has implemented a non-tax qualified Supplemental Retirement and Benefit Restoration Plan (the "Supplemental Plan") to provide additional benefits to designated employees. Three executive officers, including Messrs. Hogarty and O'Bryan, participate in the Supplemental Plan. Participants receive additional retirement benefits that cannot be provided under Troy Savings' qualified retirement plans, including the Pension Plan, because of limitations in effect under the IRC. In addition, the Supplemental Plan will make up for benefits lost under our Employee Stock Ownership Plan ("ESOP") if participants retire or otherwise terminate employment before the ESOP has repaid the funds it borrowed to purchase common stock.

         Each participant in the Supplemental Plan will be entitled to an annual pension amount at age 65 equal to 65% of his average annual earnings (the "Pension Amount"), reduced by any amounts actually payable under the Pension Plan and an offset amount, in Mr. Hogarty's case, of $26,000 per year. The benefit will be fully vested upon completion of five years of service, including service before adoption, and will be reduced in proportion to years of service if the participant retires or terminates employment before age 65. No more than $500,000 of Mr. Hogarty's annual compensation will be counted. In the event of the participants' death, the Pension Amount (reduced by the death benefit payable under the Pension Plan) will be paid to his surviving spouse for life, beginning when the participant would have reached age 65. The Pension Amount will be actuarially reduced if benefits are paid before the participant attains age 65, unless the participant is eligible for an unreduced early retirement benefit under the Pension Plan, and will be reduced by the benefit payable at that time under the Pension Plan. Participants may also be entitled to a benefit under the Supplemental Plan that is calculated by reference to the qualified defined contribution plans maintained by Troy Savings. Participants' rights to benefits under the Supplemental Plan are limited to those of general unsecured creditors of Troy Savings.

         The following table sets forth, as of September 30, 1998, estimated annual Supplemental Plan benefits, including benefits received under the Pension Plan, for individuals at age 65 for various levels of compensation. The figures in this table are based upon the assumption that the Supplemental Plan continues in its present form and do not reflect Social Security benefits and benefits payable under the ESOP.

           Final
       average salary                                   Pension amount
       --------------                                   --------------

          $75,000................................         $  48,750
          100,000................................            65,000
          125,000................................            81,250
          150,000................................            97,500
          200,000................................           130,000
          300,000................................           195,000
          400,000................................           360,000
          500,000 or more........................           325,000

APPROVAL OF TROY FINANCIAL CORPORATION LONG-TERM EQUITY COMPENSATION PLAN

General

         On July 29, 1999, the board of directors adopted the Troy Financial Corporation Long-Term Equity Compensation Plan (the "Plan"), subject to adoption and approval of the Plan within one year of its adoption by the board of directors by the affirmative vote of the holders of a majority of our common stock entitled to vote. If the stockholders fail to approve the Plan within one year of its adoption by the board of directors, the Plan shall be null and void and of no effect. No grants shall be made under the Plan before it has been approved by the stockholders. The principal provisions of the Plan are summarized below. Such summary does not, however, purport to be complete and is qualified in its entirety by the terms of the Plan. A copy of the Plan is attached hereto as Exhibit A and incorporated herein by reference.

Purposes of the Plan

         The purposes of the Plan are to enhance our ability to attract and retain highly qualified directors, consultants, officers and other employees and service providers to advance our interests by providing such persons with stronger incentives to continue to serve us and to expend maximum effort to improve our business results and earnings.

Description of the Plan

         The Plan consists of a stock option plan and a Management Recognition Plan (the "MRP"). If approved, the Plan will permit us to grant:

              o stock options intended to qualify as incentive options ("Incentive Options") under Section 422 of the IRC to officers and other employees;

              o stock options that do not qualify as Incentive Options ("Non-Qualified Options") to directors, officers, employees and independent contractors;

              o Restricted Stock to directors, officers, employees and independent contractors; and

              o units representing a conditional right to receive Restricted Stock ("Restricted Stock Units") to directors, officers, employees and independent contractors.

         The Plan does not provide for the grant of stock appreciation rights. We have reserved 1,213,902 shares for options to be issued under the Plan. We may contribute cash to a trust we have established so that the trust can buy up to 485,561 shares of common stock that will be used for grants of Restricted Stock under the MRP. Alternatively, we may reserve an equivalent number of our authorized but unissued shares for grants of Restricted Stock.

         A compensation committee of our directors will administer the Plan. Each member of the compensation committee will be a "non-employee director," as defined in regulations issued by the SEC, and an "outside director," as defined under Section 162(m) of the IRC. The compensation committee will have the authority to grant options, Restricted Stock and Restricted Stock Units and to determine whether options will be Incentive Options. When the compensation committee grants an option, it will specify the number of shares subject to the option, the exercise price, the manner of exercise and any vesting or other restrictions.

         The option exercise price must be paid in full in cash or by exchanging shares of our common stock with a fair market value equal to or less than the total option price plus cash for any difference. Options may also be exercised by directing that certificates for the shares purchased be delivered to a licensed broker acceptable to us, as agent for the optionee, provided that the broker tenders to us cash or cash equivalents equal to the option exercise price.

         The option exercise price of an Incentive Option may not be less than 100% of the fair market value of the common stock on the grant date (110% if an Incentive Option is granted to an owner of more than 10% of the outstanding common stock). The maximum option term is 10 years (five years if an Incentive Option is granted to an owner of more than 10% of the outstanding common stock). The maximum number of shares that may be covered by options granted to any employee in any calendar year is 500,000. There is a $100,000 limit on the value of stock (determined at the time of grant) covered by Incentive Options that first become exercisable by an employee in any calendar year. The compensation committee will specify the number of shares of Restricted Stock and Restricted Stock Units it grants to an eligible individual and the nature of the vesting and other restrictions that apply to each grant. Vesting of Restricted Stock, Restricted Stock Units and options may not be accelerated except upon death or disability.

         Options granted pursuant to the Plan generally will be exercisable for at least three months after a participant terminates employment or service, unless the compensation committee determines otherwise. Unvested Restricted Stock, Restricted Stock Units and options will be forfeited upon a voluntary termination of employment without "good reason" or involuntary termination of employment for "cause." However, in the event of death or disability, Restricted Stock, Restricted Stock Units and options will be vested and exercisable for up to one year, or such other period as determined by the compensation committee. Such vesting shall be subject to applicable regulatory requirements and, unless otherwise determined by us, to limitations to prevent such accelerated vesting from constituting an excess parachute payment under the IRC. Incentive Options, Restricted Stock and Restricted Stock Unit awards will be non-transferable and non-assignable (except at death). In its discretion, the compensation committee may allow an optionee to transfer Non-Qualified Options for estate planning purposes.

         Appropriate adjustments will be made to shares available under the Plan and to shares covered by outstanding awards to reflect changes in our capitalization. The board of directors at any time may terminate or suspend the Plan. Unless previously terminated, the Plan will terminate automatically on the tenth anniversary of the effective date of the Plan. No termination, suspension or amendment of the Plan may, without the consent of the optionee to whom an option has been granted, adversely affect the rights of the holder of the option.

Federal Income Tax Consequences of the Plan

         The grant of an option or Restricted Stock Unit under the Plan will not be a taxable event. When a participant in the Plan exercises a Non-Qualified Option, he will generally recognize ordinary income equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise and we generally will be entitled to a business expense deduction in the same amount. Different rules may apply if the common stock is subject to restrictions.

         An employee will not recognize taxable income upon exercise of an Incentive Option, except that the alternative minimum tax may apply. Gain realized upon a sale of shares received pursuant to the exercise of an Incentive Option will be taxed as long-term capital gain if the employee has held the shares for at least two years after the grant date and for one year after the date of exercise of the option. We will not be entitled to any business expense deduction with respect to the grant or exercise of an Incentive Option, except as discussed below.

         If an employee exercises an Incentive Option and does not complete the special holding period set forth above, he will recognize ordinary income when he disposes of the shares, generally in an amount equal to the excess of the fair market value of the shares at the time the option was exercised over the option exercise price (or, if less, the amount of gain recognized on the disposition). Any remaining gain will be taxed as long- or short-term capital gain, depending upon how long the shares were held. If we comply with applicable reporting requirements, we will be allowed a business expense deduction to the extent the employee recognizes ordinary income.

         The grant of Restricted Stock will not be a taxable event if the shares are subject to a substantial risk of forfeiture, unless the recipient makes a special tax election under Section 83(b) of the IRC within 30 days after the grant. Upon the vesting of Restricted Stock (assuming no Section 83(b) election), the grantee will realize ordinary income equal to the value of the Restricted Stock that become vested and we will generally be entitled to a deduction for tax purposes in the same amount, except as limited by Section 162(m) of the IRC, if the employee's annual compensation exceeds $1 million. If the grantee makes a Section 83(b) election, he will realize ordinary income as of the grant date in an amount equal to the value of the Restricted Stock at that time and we generally will be entitled to a deduction in a like amount. A grantee who makes a Section 83(b) election will not be entitled to any tax deduction if he subsequently forfeits the shares.

         If a grantee receives unrestricted shares of stock pursuant to a Restricted Stock Unit, he will recognize ordinary income equal to the value of the shares at the time he receives them. Subject to the Section 162(m) limitation discussed in the previous paragraph, we will be allowed a deduction for the same amount, if we satisfy applicable reporting requirements.

         If an employee becomes vested in an option or in shares of Restricted Stock or Restricted Stock Units because of a change of control, the employee may be subject to an additional 20% excise tax if he has an "excess parachute payment" under the IRC. In that case, we would not be allowed to claim a deduction for the amount that constituted an excess parachute payment.

Required Vote

         Under the rules and regulations of the New York Banking Board and the Federal Deposit Insurance Corporation, the affirmative vote of a majority of the total votes eligible to be cast at the special meeting is required to approve the Plan. These regulations are applicable to management stock benefit plans, such as the Plan, which are established by a savings bank or its holding company sooner than one year after the savings bank's mutual to stock conversion. If approved by stockholders, the Plan will take effect on the date of the special meeting.

         Under other applicable laws, the affirmative vote of the holders of at least a majority of the votes present and entitled to vote at the special meeting at which a quorum is present would ordinarily be sufficient for approval of the Plan. In the event that less than a majority of the total votes eligible to be cast at the special meeting, but at least a majority of the votes present and entitled to vote at the special meeting, vote in favor of approval, the Plan will be considered approved, but it will not be established or implemented and no grants or awards will be made before March 31, 2000, which is the first anniversary of Troy Savings' conversion.

If not otherwise specified, proxies will be voted FOR approval of the Plan.

               THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
               THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE PLAN.

                                  OTHER MATTERS

                  The board of directors does not intend to present, and has not been informed that any other person intends to present, any matters for action at the special meeting other than those specifically referred to herein. If, however, any other matters should properly come before the special meeting, it is the intention of the person named in the enclosed proxy to vote the shares represented thereby in accordance with the determination of a majority of the board of directors.

         The board of directors urges each stockholder, whether or not he or she intends to be present at the special meeting, to complete, sign, and return the enclosed proxy as promptly as possible.

                                       By order of the Board of Directors,

                                       /s/Daniel J. Hogarty, Jr.

                                       Daniel J. Hogarty, Jr.
                                       Chairman of the Board, President and
                                       Chief Executive Office

Dated:  August 27, 1999

                                                                       Exhibit A

                           TROY FINANCIAL CORPORATION

                       LONG-TERM EQUITY COMPENSATION PLAN

        Troy Financial Corporation, a Delaware corporation (the "Company"), sets forth herein the terms of its Long-Term Equity Compensation Plan (the "Plan") as follows:

1.       PURPOSE

        The Plan is intended to enhance the Company's ability to attract and retain highly qualified officers, employees, directors, consultants and other service providers to advance the interests of the Company by providing such persons with stronger incentives to continue to serve the Company and its Affiliates (as defined herein) and to expend maximum effort to improve the business results and earnings of the Company. The Plan is intended to accomplish this objective by providing to eligible persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan is comprised of a stock option plan and a Management Recognition Plan. The stock option portion of the Plan provides for the grant of stock options and the Management Recognition Plan portion provides for the grant of restricted stock and restricted stock units, in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein, except that stock options granted to non-employee directors and other persons who are not employees of the Company or a Subsidiary shall in all cases be non-qualified stock options.

2.       DEFINITIONS

        For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

        2.1 "Affiliate" of, or Person "affiliated" with, a Person means any Person that controls, is controlled by or is under common control with such Person within the meaning of Rule 405 of Regulation C under the 1933 Act (as defined herein), or any successor provision.

        2.2 "Award Agreement" means the stock option agreement, restricted stock agreement, restricted stock unit agreement or other written agreement between the Company and a Grantee that evidences and sets out the terms and conditions of a Grant.

        2.3 "Benefit Arrangement" shall have the meaning set forth in Section 14 hereof.

        2.4 "Board" means the Board of Directors of the Company.

        2.5 "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

        2.6 "Committee" means a committee of, and designated from time to time by resolution of, the Board, which shall consist of no fewer than two members of the Board. During any time when the Company has a class of equity securities registered under Section 12 of the Exchange Act, each member of the Committee shall qualify in all respects as a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act or any successor rule or regulation and an "outside director" for purposes of Code Section 162(m).

        2.7 "Company" means Troy Financial Corporation.

        2.8 "Effective Date" is defined in Section 5.1 below.

        2.9 "Exchange Act" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

        2.10 "Fair Market Value" means the value of a share of Stock, determined as follows: if on the Grant Date or other determination date the Stock is listed on an established national or regional stock exchange, is admitted to quotation on an automated quotation system maintained by the NASD, or otherwise is publicly traded on an established securities market, the Fair Market Value of a share of Stock shall be the closing price of the Stock on such exchange or in such market (the highest such closing price if there is more than one such exchange or market) on the Grant Date or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the Stock is not listed on such an exchange, quoted on such system or traded on such a market, Fair Market Value shall be the value of the Stock as reasonably determined by the Board in good faith.

        2.11 "Grant" means an award of an Option, Restricted Stock or Restricted Stock Units under the Plan.

        2.12 "Grant Date" means the later of (i) the date as of which the Board approves the Grant or (ii) the date as of which the Grantee and the Company or Service Provider enter into the relationship resulting in the Grantee's becoming eligible to receive a Grant.

        2.13 "Grantee" means a person who receives or holds one or more Grants of Options, Restricted Stock or Restricted Stock Units under the Plan.

        2.14 "Incentive Stock Option" means an option that is specifically designated as being intended to qualify on the Grant Date as an "incentive stock option" within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

        2.15 "Option" means an option to purchase one or more shares of Stock pursuant to the Plan.

        2.16 "Option Period" means the period during which Options may be exercised as set forth in Section 10 hereof.

        2.17 "Option Price" means the purchase price for each share of Stock subject to an Option.

        2.18 "Other Agreement" shall have the meaning set forth in Section 14 hereof.

        2.19 "Person" means any person or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act.

        2.20 "Plan" means the Troy Financial Corporation Long-Term Equity Compensation Plan.

        2.21 "Reporting Person" means a person who is required to file reports under Section 16(a) of the Exchange Act.

        2.22 "Restricted Period" means the period during which Restricted Stock or Restricted Stock Units are subject to restrictions or conditions pursuant to
Section 13.2 hereof.

        2.23 "Restricted Stock" means shares of Stock, awarded to a Grantee pursuant to Section 13 hereof, that are subject to restrictions and to a risk of forfeiture.

        2.24 "Restricted Stock Unit" means a unit awarded to a Grantee pursuant to Section 13 hereof, which represents a conditional right to receive a share of Stock in the future, and which is subject to restrictions and to a risk of forfeiture.

        2.25 "Securities Act" means the Securities Act of 1933, as now in effect or as hereafter amended.

        2.26 "Service Provider" means a consultant or adviser to the Company, or other similar service provider or Affiliate of the Company, and employees of any of the foregoing, and a member of the board of directors of the Company or any Subsidiary who is not an employee of the Company or a Subsidiary, as such persons may be designated from time to time by the Board pursuant to Section 6 hereof.

        2.27 "Stock" means the common stock, par value $.0001 per share, of the Company.

        2.28 "Subsidiary" means any "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code.

        2.29 "Termination Date" shall be the date upon which an Option shall terminate or expire, as set forth in Section 10.2 hereof.

        2.30 "Trust" means the Troy Financial Corporation Management Recognition Plan Trust described in Section 11 below.

3.       ADMINISTRATION OF THE PLAN

         3.1 General. The Plan shall be administered by the Board, which shall have the full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Option granted or any Award Agreement entered into hereunder. The Board shall have full power and authority to take all such other actions and determinations not inconsistent with the specific terms and provisions of the Plan, which the Board deems to be necessary or appropriate to the administration of the Plan, any Grant made, or any Award Agreement entered into, hereunder. The Board's reasonable interpretation and construction of any provision of the Plan, any Grant or any Award Agreement shall be final, binding and conclusive upon all persons.

         3.2 Committee. The Board, in its sole discretion, may appoint a Committee to administer the Plan, subject to such terms and conditions as the Board may prescribe. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. In its discretion, the Board may provide that the role of the Committee shall be limited to making recommendations to the Board concerning any determinations to be made and actions to be taken by the Board pursuant to or with respect to the Plan, or the Board may delegate to the Committee such powers and authorities related to the administration of the Plan, as set forth in Section 3.1 above, as the Board shall determine, consistent with the Certificate of Incorporation and By-laws of the Company and applicable law. In the event that the Plan, any Grant or Award Agreement provides for any action to be taken by or determination to be made by the Board, such action may be taken by or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in this Section. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final and conclusive.

        3.3 Discretionary Grants. Subject to the terms and conditions of the Plan, the Board shall have full and final authority to designate Grantees, (i) to determine the type or types of Grant to be made to a Grantee, (ii) to determine the number of shares of Stock to be subject to a Grant, (iii) to establish the terms and conditions of each Grant (including, but not limited to, the exercise price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of a Grant or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options), (iv) to prescribe the form of each Award Agreement evidencing a Grant, and (v) to amend, modify, or supplement the terms of any outstanding Grant (except that no such amendment, modification or supplementation shall adversely affect the Grantee without the consent of the Grantee). Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to modify Grants to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom. As a condition to any subsequent Grant, the Board shall have the right, at its discretion, to require Grantees to return to the Company any Grants previously awarded to them under the Plan. Subject to the terms and conditions of the Plan, any such new Grant shall be made upon such terms and conditions as the Board shall specify in its discretion.

        3.4 No Liability. No member of the Board or of the Committee shall be liable for any action or determination made reasonably and in good faith with respect to the Plan or any Grant or Award Agreement.

        3.5 Applicability of Rule 16b-3. Those provisions of the Plan that make express reference to Rule 16b-3 under the Exchange Act shall apply only to Reporting Persons.

4.       STOCK SUBJECT TO THE PLAN

        Subject to adjustment as provided in Section 17 hereof, the number of shares of Stock available for issuance under the Plan shall be 1,699,463 of which 1,213,902 shall be available for issuance pursuant to Options and 485,561 shall be available for issuance as Restricted Stock or pursuant to Restricted Stock Units. Stock issued or to be issued under the Plan may be authorized but unissued shares, treasury shares or, in the case of Stock issued as Restricted Stock or pursuant to Restricted Stock Units, shares of Stock held by the Trust. If any shares covered by a Grant are not purchased or are forfeited, or if a Grant is canceled or otherwise terminates without delivery of any Stock subject thereto, then the number of shares of Stock counted against the aggregate number of shares available under the Plan with respect to such Grant shall, to the extent of any such forfeiture, cancellation or termination, again be available for making Grants under the Plan.

5.       EFFECTIVE DATE AND TERM OF THE PLAN

        5.1 Effective Date. The Plan shall be effective as of the latest of (1) the date the Plan is adopted by the Board, (2) the date the Plan is approved by stockholders of the Company by a majority of the votes entitled to vote at a duly held meeting of the stockholders at which a quorum representing a majority of all outstanding voting stock is present, either in person or by proxy or by written consent in accordance with the Company's Articles of Incorporation and By-Laws or (3) the later of (i) April 1, 2000 and (ii) the date the Plan is approved by stockholders of the Company by a majority of the votes present and entitled to vote at a duly held meeting of the stockholders at which a quorum representing a majority of all outstanding voting stock is present, either in person or by proxy or by written consent in accordance with the Company's Articles of Incorporation and By-Laws (the "Effective Date"); provided, that such approval of stockholders must occur within one year before or after the adoption of the Plan by the Board. If the stockholders fail to approve the Plan within one year after the Plan is approved by the Board, or if the Board fails to adopt the Plan within one year after the Plan is approved by stockholders, the Plan shall be null and void and of no effect. No Grants shall be made under the Plan before it has been approved by the Board and the stockholders of the Company, as set out in this Section 5.1.

        5.2 Term. The Plan shall terminate on the 10th anniversary of the date on which the Plan is adopted by the Board or approved by stockholders of the Company, whichever is earlier.

6.       DISCRETIONARY GRANTS

        6.1 Company or Subsidiary Employees. Grants (including Grants of Incentive Stock Options) may be made under the Plan to any employee of the Company or of any Subsidiary, including any such employee who is an officer or director of the Company or of any Subsidiary, as the Board shall determine and designate from time to time.

        6.2 Service Providers. Grants may be made under the Plan to any Service Provider whose participation in the Plan is determined by the Board to be in the best interests of the Company and is so designated by the Board; provided, however, that Grants to Service Providers who are not employees of the Company or of any Subsidiary shall not be Incentive Stock Options.

        6.3 Successive Grants. An eligible person may receive more than one Grant, subject to such restrictions as are provided herein.

7.       LIMITATIONS ON GRANTS

        7.1 Limitation on Shares of Stock Subject to Grants. During any time when the Company has a class of equity securities registered under Section 12 of the Exchange Act, the maximum number of shares of Stock subject to Options that can be awarded under the Plan to any person eligible for a Grant is 500,000 per year, subject to adjustment pursuant to Section 17 hereof.

        7.2 Limitations on Incentive Stock Options. An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Company and Subsidiaries) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted. To the extent that an Option does not satisfy such requirements, the Option shall constitute a non-qualified option.

8.       AWARD AGREEMENT

        Each Grant pursuant to the Plan shall be evidenced by an Award Agreement, to be executed by the Company and by the Grantee, in such form or forms as the Board shall from time to time determine. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing a Grant of Options shall specify whether and to the extent that such Options are intended to be non-qualified stock options or Incentive Stock Options.

9.       OPTION PRICE

        The Option Price of each Option shall be fixed by the Board and stated in the Award Agreement evidencing such Option. The Option Price of an Incentive Stock Option shall be the Fair Market Value on the Grant Date of a share of the Stock; provided, however, that in the event that a Grantee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to ownership of more than 10 percent of the Company's outstanding Stock), the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than the greater of the par value of a share of Stock or 110 percent of the Fair Market Value of a share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

10.      VESTING, TERM AND EXERCISE OF OPTIONS

        10.1 Vesting and Option Period. Subject to applicable regulatory requirements, each Option granted under the Plan shall be exercisable, in whole or in part, at any time and from time to time over a period commencing on or after the Grant Date and ending upon the expiration or termination of the Option, as the Board shall determine and set forth in the Award Agreement relating to such Option. Without limiting the foregoing, the Board, subject to the terms and conditions of the Plan and applicable regulatory requirements, may in its sole discretion provide that an Option granted to persons may not be exercised in whole or in part for a stated period or periods of time during which such Option is outstanding. For purposes of this Section 10.1, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number. The period during which any Option shall be exercisable in accordance with the foregoing schedule shall constitute the "Option Period" with respect to such Option.

        10.2 Term. Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of 10 years from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the Award Agreement relating to such Option (the "Termination Date"); provided, however, that in the event that the Grantee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to ownership of more than 10 percent of the outstanding Stock), an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five years from its Grant Date.

        10.3 Acceleration. Any limitation on the exercise of an Option contained in any Award Agreement may be rescinded, modified or waived by the Board, in its sole discretion, at any time and from time to time after the Grant Date of such Option, so as to accelerate the time at which the Option may be exercised. Notwithstanding any other provision of the Plan, no Option shall be exercisable in whole or in part before the date the Plan is approved by the stockholders of the Company as provided in Section 5.1 hereof.

        10.4 Termination of Employment or Other Relationship. Upon the termination (i) of the employment of a Grantee with the Company or a Service Provider or (ii) of a Service Provider's relationship with the Company, other than, in the case of individuals, by reason of death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code), except as otherwise provided by the Board in the applicable Award Agreement, any Option or portion thereof held by such Grantee that has not vested in accordance with the provisions of Section 10.1 hereof shall terminate immediately, and any Option or portion thereof that has vested in accordance with the provisions of Section 10.1 hereof but has not been exercised shall terminate at the close of business at the end of three months following the Grantee's termination of service, employment, or other relationship, unless the Board, in its discretion, extends the period during which the Option may be exercised (which period may not be extended beyond the original term of the Option). Upon termination of an Option or portion thereof, the Grantee shall have no further right to purchase shares of Stock pursuant to such Option or portion thereof. Whether a leave of absence or leave on military or government service shall constitute a termination of employment for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive. For purposes of the Plan, a termination of employment, service or other relationship shall not be deemed to occur if the Grantee is immediately thereafter employed with an Affiliate of the Company or any other Service Provider, or is engaged as a Service Provider. The Board's reasonable and good faith determination whether a termination of a Service Provider's relationship with the Company shall have occurred shall be final and conclusive.

        10.5 Rights in the Event of Death. If a Grantee dies while employed by the Company or a Service Provider, or while serving as a Service Provider, except as otherwise provided by the Board in the applicable Award Agreement, all Options granted to such Grantee shall fully vest on the date of death, and the executors or administrators or legatees or distributees of such Grantee's estate shall have the right, at any time within one year after the date of such Grantee's death (or such longer period as the Board, in its discretion, may determine before the expiration of such one-year period) and before termination of the Option pursuant to Section 10.2 above, to exercise any Option held by such Grantee at the date of such Grantee's death.

        10.6 Rights in the Event of Disability. If a Grantee terminates employment with the Company or a Service Provider, or (if the Grantee is a Service Provider who is an individual) ceases to provide services to the Company, in either case by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Grantee, except as otherwise provided by the Board in the applicable Award Agreement, such Grantee's Options shall continue to vest, and shall be exercisable to the extent that they are vested, for a period of one year after such termination of employment or service (or such longer period as the Board, in its discretion, may determine before the expiration of such one-year period), subject to earlier termination of the Option as provided in Section 10.2 above. The Board's reasonable and good faith determination whether a termination of employment or service is to be considered by reason of "permanent and total disability" for purposes of the Plan shall be final and conclusive.

        10.7 Limitations on Exercise of Option. Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, before the date the Plan is approved by the stockholders of the Company as provided herein, or after 10 years following the date upon which the Option is granted, or after the occurrence of an event referred to in Section 17 hereof which results in termination of the Option.

        10.8 Method of Exercise. An Option that is exercisable hereunder may be exercised by delivery to the Company on any business day, at its principal office, addressed to the attention of the Board, of written notice of exercise, which notice shall specify the number of shares with respect to which the Option is being exercised, and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised, except as provided below. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of (i) 100 shares or such lesser number set forth in the applicable Award Agreement and
(ii) the maximum number of shares available for purchase under the Option at the time of exercise. Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of an Option shall be made (i) in cash or in cash equivalents; (ii) subject to the provisions of this Section 10.8 and except as otherwise provided in the applicable Award Agreement, through the tender to the Company of shares of Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their Fair Market Value on the date of exercise; (iii) except as otherwise provided in the applicable Award Agreement, if at the time of exercise the Stock is publicly traded on an established securities market or exchange, by delivering a written direction to the Company that the Option be exercised pursuant to a "cashless" exercise/sale procedure (pursuant to which funds to pay for exercise of the option are delivered to the Company by a broker upon receipt of stock certificates from the Company) or a cashless exercise/loan procedure (pursuant to which the Grantees would obtain a margin loan from a broker to fund the exercise) through a licensed broker acceptable to the Company whereby the stock certificate or certificates for the shares of Stock for which the Option is exercised will be delivered to such broker as the agent for the individual exercising the Option and the broker will deliver to the Company cash (or cash equivalents acceptable to the Company) equal to the Option Price for the shares of Stock purchased pursuant to the exercise of the Option plus the amount (if any) of federal and other taxes that the Company, may, in its judgment, be required to withhold with respect to the exercise of the Option; or (iv) by a combination of the methods described in (i), (ii) and (iii). The Grantee's right to pay the exercise price by exchange of Stock, however, is subject to the following limitation: the Stock being exchanged must have been held by the Grantee for at least six months. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Promptly after the exercise of an Option and the payment in full of the Option Price of the shares of Stock covered thereby, the individual exercising the Option shall be entitled to the issuance of a Stock certificate or certificates evidencing his ownership of such shares. A separate Stock certificate or certificates shall be issued for any shares purchased pursuant to the exercise of an Option which is an Incentive Stock Option, which certificate or certificates shall not include any shares which were purchased pursuant to the exercise of an Option which is not an Incentive Stock Option. Unless otherwise specified in the applicable Award Agreement, an individual holding or exercising an Option shall have none of the rights of a stockholder until the shares of Stock covered thereby are fully paid and issued to him and, except as provided in Section 17 below, no adjustment shall be made for dividends or other rights for which the record date is before the date of such issuance. Shares issued pursuant to the exercise shall be subject to applicable restrictions pursuant to Section 22 hereof.

        10.9 Delivery of Stock Certificates. Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing his or her ownership of the shares of Stock subject to the Option.

11.               MANAGEMENT RECOGNITION PLAN TRUST

         The Company may establish the Trust to acquire shares of Stock for issuance pursuant to the Management Recognition Plan portion of the Plan in connection with Grants of Restricted Stock and Restricted Stock Units. No Grantee shall have any right in or claim to any assets of the Trust except as expressly provided in an Award Agreement. The Company shall not be required to establish the Trust or to make any contributions to the Trust if it is established. Any funds or other assets remaining in the Trust after the termination of the Plan and all Grants of Restricted Stock and Restricted Stock Units hereunder shall be distributed to the Company.

12.      TRANSFERABILITY OF OPTIONS

        During the lifetime of a Grantee, only such Grantee (or, in the event of legal incapacity or incompetence, the guardian or legal representative of the Grantee) may exercise the Option, except as otherwise specifically permitted by this Section 12. No Option shall be assignable or transferable other than by will or in accordance with the laws of descent and distribution; provided, however, if so provided in the applicable Award Agreement, and to the extent the transfer is in compliance with any applicable restrictions on transfers including restrictions imposed pursuant to Section 22 hereof, the Board may permit a Grantee to transfer, assign or pledge a non-qualified Option subject to such restrictions as the Board shall specify by inclusion of appropriate language in the Award Agreement with respect to a particular Option, provided that subsequent transfers of transferred Options are prohibited except those in accordance with this Section 12 or by will or the laws of descent and distribution and each transferee shall be subject to the terms and conditions of the Plan and Award Agreement.

13.      RESTRICTED STOCK

        13.1 Grant of Restricted Stock or Restricted Stock Units. The Board may from time to time grant Restricted Stock or Restricted Stock Units to persons eligible to receive such Grants as set forth in Section 6 hereof, subject to such restrictions, conditions and other terms as the Board may determine.

        13.2 Restrictions. At the time a Grant of Restricted Stock or Restricted Stock Units is made, the Board shall establish a period of time (the "Restricted Period") applicable to such Restricted Stock or Restricted Stock Units. Each Grant of Restricted Stock or Restricted Stock Units may be subject to a different Restricted Period. The Board may, in its sole discretion, at the time a Grant of Restricted Stock or Restricted Stock Units is made, prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Stock or Restricted Stock Units. Such performance objectives shall be established in writing by the Board before the 90th day of the year in which the Grant is made and while the outcome is substantially uncertain. Performance objectives shall be based on one or more of the following criteria: Stock price, income, assets and liabilities, stockholders equity, market share, revenue, operating expenses, financial ratings by outside agencies, earnings per share, or return on assets, equity or investments of the Company or, except with respect to Stock price, a Subsidiary. Performance objectives may include positive results, maintaining the status quo or limiting economic losses. The Board also may, in its sole discretion, shorten or terminate the Restricted Period or waive any other restrictions applicable to all or a portion of the Restricted Stock or Restricted Stock Units. Neither Restricted Stock nor Restricted Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or before the satisfaction of any other restrictions prescribed by the Board with respect to such Restricted Stock or Restricted Stock Units.

        13.3 Restricted Stock Certificates. The Company shall issue, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. Such certificates shall be held by the Trust, if a Trust is created, or otherwise by the Secretary of the Company for the Grantee's benefit until such time as the Restricted Stock is forfeited, or all applicable restrictions have lapsed or been waived.

        13.4 Rights of Holders of Restricted Stock. Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such Stock and the right to receive any dividends declared or paid with respect to such Stock. The Board may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Grant.

        13.5 Rights of Holders of Restricted Stock Units. Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock Units shall have no rights as stockholders of the Company. The Board may provide in an Award Agreement evidencing a Grant of Restricted Stock Units that the holder of such Restricted Stock Units shall be entitled to receive, upon the Company's payment of a cash dividend on its outstanding Stock, a cash payment for each Restricted Stock Unit held equal to the per-share dividend paid on the Stock. Such Award Agreement may also provide that such cash payment will be deemed reinvested in additional Restricted Stock Units at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend is paid.

        13.6 Termination of Employment or Other Relationship. Upon the termination of the employment of a Grantee with the Company or a Service Provider, or of a Service Provider's relationship with the Company, in either case other than, in the case of individuals, by reason of death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code), any Restricted Stock or Restricted Stock Units held by such Grantee that has not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited, unless the Board, in its discretion, determines otherwise. Upon forfeiture of Restricted Stock or Restricted Stock Units, the Grantee shall have no further rights with respect to such Grant, including but not limited to any right to vote Restricted Stock or any right to receive dividends with respect to shares of Restricted Stock or Restricted Stock Units. Whether a leave of absence or leave on military or government service shall constitute a termination of employment for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive. For purposes of the Plan, a termination of employment, service or other relationship shall not be deemed to occur if the Grantee is immediately thereafter employed with the Company or any other Service Provider, or is engaged as a Service Provider. The Board's reasonable and good faith determination whether a termination of a Service Provider's relationship with the Company shall have occurred shall be final and conclusive.

        13.7 Rights in the Event of Death. If a Grantee dies while employed by the Company or a Service Provider or while serving as a Service Provider, except as provided in the applicable Award Agreement, all Restricted Stock or Restricted Stock Units granted to such Grantee shall fully vest on the date of death, and the shares of Stock represented thereby shall be deliverable in accordance with the terms of the Plan to the executors, administrators, legatees or distributees of the Grantee's estate.

        13.8 Rights in the Event of Disability. If a Grantee terminates employment with the Company or a Service Provider, or (if the Grantee is a Service Provider who is an individual) ceases to provide services to the Company, in either case by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Grantee, except as provided in the applicable Award Agreement, such Grantee's Restricted

Stock or Restricted Stock Units shall continue to vest in accordance with the applicable Award Agreement for a period of one year after such termination of employment or service (or such longer period as the Board, in its discretion, may determine before the expiration of such one-year period), subject to the earlier forfeiture of such Restricted Stock or Restricted Stock Units in accordance with the terms of the applicable Award Agreement. The Board's reasonable and good faith determination whether a termination of employment or service is to be considered by reason of "permanent and total disability" for purposes of the Plan shall be final and conclusive.

        13.9 Delivery of Stock and Payment Therefor. Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to shares of Restricted Stock or Restricted Stock Units shall lapse, and, upon payment by the Grantee to the Company, in cash or by check, of the aggregate par value of the shares of Stock represented by such Restricted Stock or Restricted Stock Units, a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee's beneficiary or estate, as the case may be.

14.      PARACHUTE LIMITATIONS

        Notwithstanding any other provision of the Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Company or any Subsidiary, except an agreement, contract, or understanding hereafter entered into that expressly modifies or excludes application of this paragraph (an "Other Agreement"), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of participants or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a "Benefit Arrangement"), if the Grantee is a "disqualified individual," as defined in Section 280G(c) of the Code, any Option, Restricted Stock or Restricted Stock Unit held by that Grantee and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested
(i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Grantee under this Plan to be considered a "parachute payment" within the meaning of Section 280G(b)(2) of the Code as then in effect (a "Parachute Payment") and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Grantee under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment, or benefit under this Plan, in conjunction with all other rights, payments, or benefits to or for the Grantee under any Other Agreement or any Benefit Arrangement would cause the Grantee to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Grantee as described in clause (ii) of the preceding sentence, then the Grantee shall have the right, in the Grantee's sole discretion, to designate those rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Grantee under this Plan be deemed to be a Parachute Payment.

15.      REQUIREMENTS OF LAW

        15.1 General. The Company shall not be required to sell or issue any shares of Stock under any Grant if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising an Option, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any United States federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to a Grant upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Grant unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Grant. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any shares of Restricted Stock or Stock underlying Restricted Stock Units, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Grant, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

        15.2 Rule 16b-3. It is the intent of the Company that, during any time when the Company has a class of equity securities registered under Section 12 of the Exchange Act, Grants pursuant to the Plan and the exercise of Options granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

16.      AMENDMENT AND TERMINATION OF THE PLAN

        The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any shares of Stock as to which Grants have not been made; provided, however, that the Board shall not, without approval of the Company's stockholders, increase the number of shares available for the grant of Incentive Stock Options or change the eligibility requirements of the Plan relating to the grant of Incentive Stock Options. The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of the Grantee taking actions in "competition with the Company," as defined in the applicable Award Agreement. Furthermore, the Company may annul a Grant if the Grantee is terminated "for cause" as defined in the applicable Award Agreement. Except as permitted under this Section 16 or Section 17 hereof, no amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, alter or impair rights or obligations under any Grant theretofore awarded under the Plan.

17.      EFFECT OF CHANGES IN CAPITALIZATION

        17.1 Changes in Stock. If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which Grants of Options, Restricted Stock and Restricted Stock Units may be made under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which Grants are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. In the event of any spin-off of a Subsidiary of the Company, the Board also may adjust the Option as provided in the Plan. Any adjustment in outstanding Options under this Section 17.2 shall not change the aggregate Option Price payable with respect to shares that are subject to the unexercised portion of the Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share.

        17.2 Reorganization in which the Company is the Surviving Entity and in which no Acquisition of Control Occurs. Subject to and except as otherwise provided in Section 17.3 hereof, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately before such reorganization, merger, or consolidation. Subject to any contrary language in an Award

Agreement evidencing a Grant of Restricted Stock, any restrictions applicable to such Restricted Stock shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation.

        17.3 Dissolution, Reorganization in which the Company is not the Surviving Entity, Sale of Assets, Acquisition of Control, Etc. Upon the dissolution or liquidation of the Company or upon a merger, consolidation, or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, or upon a sale of all or substantially all of the assets of the Company to another entity, or upon any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving entity) that results in any person or entity (or persons or entities acting as a group or otherwise in concert), other than a person who is a stockholder of the Company as of the Effective Date, owning 80% or more of the combined voting power of all classes of securities of the Company, subject to
Section 14 hereof and to applicable regulatory requirements, (i) all outstanding shares of Restricted Stock and Restricted Stock Units shall be deemed to have vested, and all restrictions and conditions applicable to such shares of Restricted Stock and Restricted Stock Units shall be deemed to have lapsed, immediately before the occurrence of such event, and (ii) all Options outstanding hereunder shall become immediately exercisable for a period of not less than 15 days immediately preceding the scheduled consummation of the event, except to the extent provision is made in writing in connection with such transaction for the continuation of the Plan or the assumption of such Options, Restricted Stock and Restricted Stock Units theretofore granted, or for the substitution for such Options, Restricted Stock and Restricted Stock Units of new options, restricted stock and restricted stock units covering the stock of a successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares or units and exercise prices, in which event the Plan and Options, Restricted Stock and Restricted Stock Units theretofore granted shall continue in the manner and under the terms so provided. Any exercise of an Option following the giving of the notice required by the last sentence of this Section 17.3 shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event, unless such Grant would have expired during such period without regard to this Section 17.3. Upon consummation of any such event, the Plan and all outstanding but unexercised Options shall terminate, except to the extent the Plan is continued or of the assumption of or substitution for such Options theretofore granted. The Board shall send written notice of an event that will result in such a termination to all individuals who hold Options not later than the time at which the Company gives notice thereof to its stockholders.

        17.4 Adjustments. Adjustments under this Section 17 related to shares of Stock or securities of the Company shall be made by the Board, whose reasonable and good faith determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

        17.5 No Limitations on Company. The making of Grants pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

18.      DISCLAIMER OF RIGHTS

        No provision in the Plan or in any Grant or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Subsidiary or Affiliate of the Company, or to interfere in any way with any contractual or other right or authority of the Company or any Service Provider either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company, Subsidiary, Affiliate or a Service Provider. No provision in the Plan or in any Grant awarded or Award Agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the service of the Company as a director, or shall interfere with or restrict in any way the rights of the Company's stockholders to remove any director pursuant to the provisions of the Delaware General Corporation Law, as from time to time amended. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Grant awarded under the Plan shall be affected by any change of duties or position of the Grantee (including a transfer to or from the Company or a Service Provider), so long as such Grantee continues to be a person who is eligible to receive a Grant hereunder. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to the Trust or any other third party trustee or otherwise hold any amounts in trust or escrow for payment to any participant or beneficiary under the terms of the Plan.

19.      NONEXCLUSIVITY OF THE PLAN

        Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options, stock appreciation rights, restricted stock and restricted stock units otherwise than under the Plan.

20.      WITHHOLDING TAXES

        The Company, a Subsidiary or a Service Provider, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any taxes of any kind required by applicable law to be withheld with respect to the vesting of or other lapse of restrictions applicable to Restricted Stock or Restricted Stock Units or upon the issuance of any shares of Stock upon the exercise of an Option. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company, the Subsidiary or the Service Provider, as the case may be, any amount that the Company, the Subsidiary or the Service Provider may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company, the Subsidiary or the Service Provider, which may be withheld by the Company, the Subsidiary or the Service Provider, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company, the Subsidiary or the Service Provider to withhold shares of Stock otherwise issuable pursuant to the Grantee or (ii) by delivering to the Company, the Subsidiary or the Service Provider shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations, reduced by the amount of any cash paid by the Grantee. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company, the Subsidiary or the Service Provider as of the date that the amount of tax to be withheld is to be determined. Except as otherwise determined by the Board, a Grantee may not satisfy his or her withholding obligation with shares of Stock that are subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

21.      CAPTIONS

        The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

22.      OTHER PROVISIONS

        The Board may, in its sole discretion, include additional terms, conditions and other provisions in any Grant, all of which shall be reflected in the Award Agreement with respect to such Grant or any amendment thereto, including without limitation restrictions on transfer, repurchase rights, commitments to pay cash bonuses, arrangements for loans or transfers of property to Grantees upon exercise of Options, a requirement to enter into any applicable stockholders agreement by and among the Company and any of its stockholders or such other provisions as shall be determined by the Board; provided, however, that such additional provisions shall not be inconsistent with any term or condition of the Plan and such additional provisions shall not cause any Incentive Stock Option granted under the Plan to fail to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code and no such amendment to an Award Agreement shall be made without the consent of the Grantee thereof.

23.      NUMBER AND GENDER

        With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

24.      SEVERABILITY

        If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

25.      GOVERNING LAW

        The validity and construction of this Plan and the instruments evidencing the Grants awarded hereunder shall be governed by the laws of the United States, to the extent applicable, and otherwise of the State of Delaware (other than any choice of law rule that would cause the laws of another jurisdiction apply).

                                      * * *

        The Plan was duly approved by the Board of Directors of the Company on the 29th day of July, 1999.

                                                /s/  Kevin M. O'Bryan
                                                --------------------------------

                                                Secretary of the Company

        The Plan was duly approved by the stockholders of the Company on the 1st day of October, 1999.


                                                --------------------------------

                                                Secretary of the Company

                           TROY FINANCIAL CORPORATION

                       LONG-TERM EQUITY COMPENSATION PLAN

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

1.  PURPOSE....................................................................1

2.  DEFINITIONS................................................................1

3.  ADMINISTRATION OF THE PLAN.................................................3

4.  STOCK SUBJECT TO THE PLAN..................................................4

5.  EFFECTIVE DATE AND TERM OF THE PLAN........................................4

6.  DISCRETIONARY GRANTS.......................................................4

7.  LIMITATIONS ON GRANTS......................................................4

8.  AWARD AGREEMENT............................................................5

9.  OPTION PRICE...............................................................5

10. VESTING, TERM AND EXERCISE OF OPTIONS......................................5

11. MANAGEMENT RECOGNITION PLAN TRUST..........................................7

12. TRANSFERABILITY OF OPTIONS.................................................7

13. RESTRICTED STOCK...........................................................7

14. PARACHUTE LIMITATIONS......................................................9

15. REQUIREMENTS OF LAW........................................................9

16. AMENDMENT AND TERMINATION OF THE PLAN.....................................10

17. EFFECT OF CHANGES IN CAPITALIZATION.......................................10

18. DISCLAIMER OF RIGHTS......................................................11

19. NONEXCLUSIVITY OF THE PLAN................................................12

20. WITHHOLDING TAXES.........................................................12

21. CAPTIONS..................................................................12

22. OTHER PROVISIONS..........................................................12

23. NUMBER AND GENDER.........................................................12

24. SEVERABILITY..............................................................13

25. GOVERNING LAW.............................................................13

                                REVOCABLE PROXY

                           TROY FINANCIAL CORPORATION

       THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

         The undersigned stockholder hereby appoints a member of Pattison, Sampson, Ginsberg & Griffin, P.C., Troy, New York, as proxy, such person being duly appointed by the board of directors with the power to appoint an appropriate substitute, and hereby authorizes such proxy to represent the undersigned at the Special Meeting of Stockholders of the Company to be held at The Troy Savings Bank Music Hall, 32 Second Street, Troy, New York 12180, on Friday, October 1, 1999, at 10:00 a.m., local time, and at any adjournments or postponements thereof, in respect of all shares of the common stock of the Company which the undersigned may be entitled to vote, on the following matters:

1. To approve and adopt the Company's Long-Term Equity Compensation Plan:

   |_|   FOR                 |_|   AGAINST              |_|   ABSTAIN

2. In their discretion, on any other matters that may properly come before the meeting, or any adjournments or postponements thereof, in accordance with the recommendations of a majority of the board of directors.

                         (Continued and to be dated and signed on reverse side.)

                                                     (continued from other side)

         This proxy, when properly executed, will be voted as directed herein by the undersigned stockholder. However, if no direction is given, this proxy will be voted FOR the approval and adoption of the Company's Long-Term Equity Compensation Plan.

         The undersigned hereby acknowledges prior receipt of a copy of the Notice of Special Meeting of Stockholders and Proxy Statement dated August 27, 1999, including the attachments thereto, and hereby revokes any proxy or proxies heretofore given. This Proxy may be revoked at any time before it is voted by delivering to the Corporate Secretary of the Company either a written revocation of proxy, or a duly executed proxy bearing a later date, or by appearing at the special meeting and voting in person.

         If you receive more than one proxy form, please sign and return all cards in the accompanying envelope.

|_|   I PLAN TO ATTEND THE OCTOBER 1, 1999
      SPECIAL STOCKHOLDERS MEETING


Date: ----------------------------- , 1999.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Signature of Stockholder(s) or Authorized
                                Representative(s)

Please date and sign exactly as name appears hereon. Each executor, administrator, trustee, guardian, attorney-in-fact, and other fiduciary should sign and indicate his or her full title. In the case of stock ownership in the name of two or more persons, both persons should sign.

PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY TO ENSURE A QUORUM AT THE MEETING. IT IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES. DELAY IN RETURNING YOUR PROXY MAY SUBJECT THE COMPANY TO ADDITIONAL EXPENSE.